SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2005

OAKMONT ACQUSITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-51423	20-2679740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Bloomfield Hills Pkwy., Ste. 240, Bloomfield Hills, MI 48304

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 594-0693

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other

On July 18, 2005, Oakmont Acquisition Corp., (the “Company”) consummated its initial public offering (“IPO”) of 8,000,000 units (the “Units”). On July 26, 2005, the Company consummated the closing of an additional 575,166 Units which were subject to the underwriters’ over-allotment option. Each unit sold in the IPO, and the over-allotment option, consisted of one share of common stock and two warrants, each to purchase one share of common stock. The units were sold at an offering price of $6.00 per Unit, generating total gross proceeds of $51,451,000.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1    Press Release dated July 26, 2005

2

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKMONT ACQUISITION CORP.
a Delaware corporation
(Registrant)

Date: July 26, 2005	By:	/s/ Michael C. Azar
Michael C. Azar
President and Secretary

3